GOODWILL	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	Dec. 31, 2023	Dec. 31, 2022
Balance at beginning of the year	$518	$489
Acquisitions through business combinations(1)	1,163	—
Foreign currency translation and other	45	29
Balance at end of the year	$1,726	$518

(1)See Note 4, Acquisition of Businesses, for additional information.
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2023, the recoverable amount exceeded the carrying amount of each cash generating unit.
Goodwill is allocated to the following cash generating units or group of cash generating units:

	As of
US$ MILLIONS	Dec. 31, 2023	Dec. 31, 2022
Global intermodal logistics operation(1)	$1,163	$—
Brazilian regulated gas transmission operation	526	488
U.K. regulated distribution operation	37	30
Total	$1,726	$518

(1)See Note 4, Acquisition of Businesses, for additional information.
The recoverable amount of the goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. The key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of discount rates ranging from 11% to 17%, terminal value multiples of 10x to 15x and discrete cash flow periods from 9 to 18 years.